                                                                    Exhibit 99.1

          Conseco Finance Recreational Enthusiast Consumer Trust 2000-1

         Set forth below is information regarding the installment contracts and installment loan agreements that were transferred to the Trust on July 18, 2000. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated June 27, 2000 to the Prospectus dated June 27, 2000. Unless otherwise defined herein, the capitalized terms have the meanings set forth in the Prospectus Supplement.

  Due to rounding, the percentage in the following tables may not sum to 100%.

     The table below describes additional characteristics of the combined contracts as of the cut-off date. The geographical distribution of the combined obligors is based on the obligor's billing address.

               Geographic Concentration of the Combined Contracts

                                                                                                % of
                                                                  Aggregate                   Contracts
                            Number of                         Principal Balance            by Outstanding
                         Contracts as of       % of Number       Outstanding             Principal Balance
State                      Cutoff Date         of Contracts   as of Cutoff Date          as of Cutoff Date
-----                      -----------         ------------   -----------------          -----------------
Alabama ..............         369                  1.84%      $  6,249,791.47                  2.23%
Alaska ...............          31                  0.15          1,036,650.02                  0.37
Arizona ..............       1,006                  5.01         15,799,074.83                  5.64
Arkansas .............         153                  0.76          2,666,286.68                  0.95
California ...........       4,045                 20.15         58,764,542.64                 20.99
Colorado .............         375                  1.87          6,151,795.21                  2.20
Connecticut ..........         197                  0.98          2,098,709.82                  0.75
Delaware .............          29                  0.14            324,489.56                  0.12
District of Columbia..           6                  0.03             68,072.93                  0.02
Florida ..............       2,158                 10.75         29,471,021.93                 10.53
Georgia ..............         838                  4.17         11,550,897.72                  4.13
Hawaii ...............          49                  0.24            624,718.86                  0.22
Idaho ................          30                  0.15            603,014.47                  0.22
Illinois .............         310                  1.54          3,611,374.04                  1.29
Indiana ..............         172                  0.86          2,597,526.23                  0.93
Iowa .................          31                  0.15            440,466.95                  0.16
Kansas ...............          67                  0.33            824,706.28                  0.29
Kentucky .............         165                  0.82          1,852,962.27                  0.66
Louisiana ............         236                  1.18          3,919,492.38                  1.40
Maine ................          37                  0.18            523,571.17                  0.19
Maryland .............         253                  1.26          3,028,308.66                  1.08
Massachusetts ........         275                  1.37          2,667,550.38                  0.95
Michigan .............         238                  1.19          3,763,612.16                  1.34
Minnesota ............         279                  1.39          4,098,795.05                  1.46
Mississippi ..........         119                  0.59          2,008,454.12                  0.72
Missouri .............         340                  1.69          3,992,949.12                  1.43
Montana ..............          21                  0.10            316,785.85                  0.11
Nebraska .............          30                  0.15            411,360.25                  0.15
Nevada ...............         305                  1.52          4,975,164.55                  1.78
New Hampshire ........          36                  0.18            455,911.21                  0.16
New Jersey ...........         495                  2.47          4,819,251.57                  1.72
New Mexico ...........         223                  1.11          2,980,266.62                  1.06
New York .............         385                  1.92          4,328,163.80                  1.55
North Carolina .......         970                  4.83         11,996,605.66                  4.28
North Dakota .........           7                  0.03             49,653.85                  0.02
Ohio .................         206                  1.03          3,186,043.93                  1.14
Oklahoma .............         203                  1.01          2,667,368.21                  0.95
Oregon ...............         437                  2.18          7,022,011.10                  2.51
Pennsylvania .........         230                  1.15          2,923,628.57                  1.04
Rhode Island .........          69                  0.34            574,839.26                  0.21
South Carolina .......         450                  2.24          6,070,615.77                  2.17
South Dakota .........          22                  0.11            450,770.18                  0.16
Tennessee ............         257                  1.28          4,141,617.41                  1.48
Texas ................       2,701                 13.46         35,034,838.20                 12.51
Utah .................          65                  0.32          1,176,292.12                  0.42
Vermont ..............          19                  0.09            226,495.06                  0.08
Virginia .............         351                  1.75          3,801,124.51                  1.36
Washington ...........         687                  3.42         11,839,713.67                  4.23
West Virginia ........          17                  0.08            221,576.93                  0.08
Wisconsin ............          62                  0.31          1,250,582.21                  0.45
Wyoming ..............          17                  0.08            311,011.21                  0.11
Other ................           1                  0.00              4,019.80                  0.00
                            ------                ------       ---------------                ------
                            20,074                100.00%      $279,974,546.45                100.00%
                            ======                ======       ===============                ======

----------
*    Indicates a percentage greater than 0% but less than 0.005%.

       Distribution of Original Contract Amounts of the Combined Contracts

                                                Aggregate
                                                Principal
                                                 Balance      % of Contracts
                               Number of       Outstanding    by Outstanding
                               Contracts      as of Cutoff   Principal Balance
Original Contract Amount   as of Cutoff Date      Date       as of Cutoff Date
------------------------   ----------------- --------------- -----------------
Less than $2,500.00.......         126       $    212,723.62        0.08%
Between $2,500.00 and
 $4,999.99................       1,864          6,414,896.17        2.29
Between $5,000.00 and
 $7,499.99................       2,845         15,632,051.36        5.58
Between $7,500.00 and
 $9,999.99................       2,622         19,377,336.11        6.92
Between $10,000.00 and
 $12,499.99...............       2,600         25,253,877.07        9.02
Between $12,500.00 and
 $14,999.99...............       2,354         28,214,508.66       10.08
Between $15,000.00 and
 $17,499.99...............       2,206         31,248,288.37       11.16
Between $17,500.00 and
 $19,999.99...............       1,660         27,455,762.50        9.81
Between $20,000.00 and
 $29,999.99...............       2,342         50,560,794.26       18.06
Between $30,000.00 and
 $39,999.99...............         579         18,375,878.74        6.56
Between $40,000.00 and
 $49,999.99...............         281         11,863,737.42        4.24
Between $50,000.00 and
 $59,999.99...............         205         10,738,274.15        3.84
Between $60,000.00 and
 $69,999.99...............         120          7,395,375.88        2.64
Between $70,000.00 and
 $79,999.99...............          79          5,730,015.84        2.05
Between $80,000.00 and
 $89,999.99...............          57          4,646,599.70        1.66
Between $90,000.00 and
 $99,999.99...............          33          3,062,699.49        1.09
Between $100,000.00 and
 $109,999.99..............          16          1,662,793.13        0.59
Between $110,000.00 and
 $119,999.99..............          23          2,557,309.52        0.91
Between $120,000.00 and
 $129,999.99..............          19          2,303,652.22        0.82
Between $130,000.00 and
 $139,999.99..............          16          2,148,254.33        0.77
Between $140,000.00 and
 $149,999.99..............           6            861,795.70        0.31
Between $150,000.00 and
 $159,999.99..............           6            890,152.50        0.32
Between $160,000.00 and
 $169,999.99..............           4            638,751.26        0.23
Between $170,000.00 and
 $179,999.99..............           5            862,067.10        0.31
Between $180,000.00 and
 $189,999.99..............           2            368,048.30        0.13
Between $220,000.00 and
 $229,999.99..............           1            224,315.51        0.08
Between $260,000.00 and
 $269,999.99..............           1            265,267.29        0.09
Over $300,000.00..........           2          1,009,320.25        0.36
                                ------       ---------------      ------
  Total...................      20,074       $279,974,546.45      100.00%
                                ======       ===============      ======

                  Year of Origination of the Combined Contracts

                                                                    % of Contracts
                                               Aggregate Principal  by Outstanding
  Year of                  Number of Contracts Balance Outstanding Principal Balance
Origination                as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
-----------                ------------------- ------------------- -----------------

   1987...................            7          $     68,739.28          0.02%
   1988...................            9               112,760.60          0.04
   1991...................            1                 4,710.15          0.00
   1993...................            2                11,947.77          0.00
   1994...................          354             4,120,804.60          1.47
   1995...................        1,888            18,368,847.06          6.56
   1996...................           24               322,907.44          0.12
   1997...................           42               591,334.86          0.21
   1998...................           77             1,550,949.01          0.55
   1999...................       17,268           246,855,094.52         88.17
   2000...................          402             7,966,451.16          2.85
                                 ------          ---------------        ------
     Total................       20,074          $279,974,546.45        100.00%
                                 ======          ===============        ======

--------
*  Indicates a percentage greater than 0% but less than 0.005%.

            Distribution of Contract Rates of the Combined Contracts

                                                                       % of Contracts
                                                  Aggregate Principal  by Outstanding
                              Number of Contracts Balance Outstanding Principal Balance
Contract Rate                  as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
-------------                 ------------------- ------------------- -----------------
Less than 5%................             -          $             -          0.00%
 5% to 5.99%................             -                        -          0.00
 6% to 6.99%................             -                        -          0.00
 7% to 7.99%................             4                24,201.32          0.01
 8% to 8.99%................           108             6,922,024.13          2.47
 9% to 9.99%................           904            25,255,040.54          9.02
10% to 10.99%...............         2,682            55,172,501.74         19.71
11% to 11.99%...............         3,697            56,634,691.49         20.23
12% to 12.99%...............         3,923            52,267,449.54         18.67
13% to 13.99%...............         2,772            32,290,735.18         11.53
14% to 14.99%...............         1,742            17,756,234.14          6.34
15% to 15.99%...............         1,304            11,039,655.80          3.94
16% to 16.99%...............         1,089             8,307,685.00          2.97
Greater than 16.99%.........         1,849            14,304,327.57          5.11
                                    ------          ---------------        ------
  Total...................          20,074          $279,974,546.45        100.00%
                                    ======          ===============        ======

             Remaining Months to Maturity of the Combined Contracts

                                                                       % of Contracts
                                                  Aggregate Principal  by Outstanding
                              Number of Contracts Balance Outstanding Principal Balance
Remaining Months to Maturity   as of Cutoff Date   as of Cutoff Date  as of Cutoff Date
----------------------------  ------------------- ------------------- -----------------
  0 to  30................           1,378          $  4,462,799.82          1.59%
 31 to  60................           4,625            29,394,581.44         10.50
 61 to  90................           6,537            71,983,412.45         25.71
 91 to 120................           2,033            32,363,354.20         11.56
121 to 150................           3,872            65,116,551.20         23.26
151 to 180................           1,225            45,745,779.00         16.34
181 to 210................              67             2,422,867.76          0.87
211 to 240................             337            28,485,200.58         10.17
                                    ------          ---------------        ------
  Total...................          20,074          $279,974,546.45        100.00%
                                    ======          ===============        ======